                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            ------------------------

         Date of report (Date of earliest event reported) July 29, 1996

                        CATELLUS DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                    0-18694
                            (Commission File Number)

                            ------------------------

                                   94-2953477
                    (I.R.S. Employer Identification Number)

                            ------------------------

                               201 MISSION STREET
                        SAN FRANCISCO, CALIFORNIA 94105
                                 (415) 974-4500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            ------------------------

ITEM 5.  OTHER EVENTS

     On July 29, 1996, Catellus Development Corporation (the "Company") announced a call for partial redemption of its $3.75 Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"). A total of 950,000 shares of the Series A Preferred Stock are being called out of the 3,449,999 shares outstanding as of July 15, 1996. The date fixed for the redemption is September 13, 1996. The redemption price will be $52.625 per share of the Series A Preferred Stock plus accrued and unpaid dividends to the redemption date. The record date for the call for redemption will be August 8, 1996 and the shares to be redeemed will be determined on a pro rata basis based upon the number of shares outstanding as of the record date.

     The Company has appointed as its redemption agent First Chicago Trust Company of New York, 14 Wall Street, 8th floor, Suite 4680, New York, NY 10007. Holders of the Series A Preferred Stock will be notified by First Chicago Trust Company of New York regarding redemption procedures. The transfer books for the recordholders of the Series A Preferred Stock will be closed for a period of three business days commencing on August 8, 1996 through August 14, 1996 for the purpose of a determination of the shares to be redeemed.

     The Series A Preferred Stock is convertible at the option of the holder, at any time from the date of issuance, into common stock, par value $.01 per share (the "Common Stock"), of the Company at the rate of 5.5187 shares of Common Stock for each share of the Series A Preferred Stock (equivalent to a conversion price of $9.06 per share of Common Stock based on the liquidation value of $50 per share of the Series A Preferred Stock, or $9.54 per share of Common Stock based on the redemption price of $52.625 per share of the Series A Preferred Stock). The right to convert the 950,000 shares of the Series A Preferred Stock called for redemption will terminate on the business day preceding the redemption date, September 12, 1996. The Company's conversion agent is First Chicago Trust Company of New York at the address listed above.

     Shares of the Series A Preferred Stock surrendered for conversion during the period after August 1, 1996 (the dividend payment record date) and prior to August 15, 1996 (the dividend payment date) must be accompanied by payment of an amount equal to the dividend amount of $.9375 per share of the Series A Preferred Stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CATELLUS DEVELOPMENT CORPORATION
                                          (Registrant)

                                          By:    /s/ Paul A. Lockie
                                          --------------------------------------

                                          Title: Vice President and Controller
                                          --------------------------------------

Dated: July 31, 1996